AMENDMENT NO. 4 TO AMENDED AND RESTATED
                          CREDIT FACILITIES AGREEMENT

     This AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Agreement") is entered into and effective as of June 25, 2007, by and among (1) Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc., and as successor by merger with Val Tech Computer Systems, Inc.), (2) Pomeroy Select Integration Solutions, Inc., (3) Pomeroy Staffing Solutions, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc.), (4) Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC),
(5) Pomeroy Computer Resources Holding Company, Inc., (6) Pomeroy Computer Resources Operations, LLP, (7) PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.), (8) PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.I.F.S. Advisory Services, Inc.), (9) Alternative Resources Corporation, a Delaware corporation (as successor by merger with Pomeroy Acquisition Sub, Inc.), (10) ARC Service, Inc., a Delaware corporation, (11) ARC Staffing Management LLC, a Delaware limited liability company, (12) ARC Shared Services LLC, a Delaware limited liability company, (13) ARC Technology Management LLC, a Delaware limited liability company, (14) ARC Solutions, Inc., a Delaware corporation, and (15) ARC Midholding, Inc., a Delaware corporation (collectively and separately referred to as, "Borrower" or "Borrowers"), and GE Commercial Distribution Finance Corporation, formerly known as Deutsche Financial Services Corporation ("GECDF"), as Administrative Agent, and GECDF and the Lenders.

                                    RECITALS:
                                    ---------

A. Borrower, Administrative Agent and Lenders are party to that certain Amended and Restated Credit Facilities Agreement dated as of June 25, 2004, as amended by Amendment No. 1 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of March 31, 2006, as amended by Amendment No. 2 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of April 13, 2006, and as amended by Amendment No. 3 (with Waiver) to Amended and Restated Credit Facilities Agreement dated as of June 23, 2006 as amended or modified from time to time (the "Loan Agreement").

B. Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.

                                    AGREEMENT
                                    ---------

     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:

1. DEFINITIONS. All references to the "Agreement" or the "Loan Agreement" in the Loan Agreement and in this Agreement shall be deemed to be references to the Loan Agreement as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement.

2. EFFECTIVENESS OF AGREEMENT This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by Borrower, Administrative Agent and each of the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as
                       ----------
applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders, and the Fourth Amendment Fee (as defined on Exhibit A) has been paid in same day funds. The
                                 ----------
Fourth Amendment Fee shall be paid solely to, and shared solely by, each of the Remaining Lenders.

3.     ASSIGNMENT AND ASSUMPTION.
     3.1.
     In connection with this Agreement, and simultaneously with its effectiveness, Fifth Third Bank, Northern Kentucky, Inc., ArnSouth Bank and UPS Capital Corporation ("Departing Lenders") will no longer be Lenders under the Credit Agreement and the other Loan Documents, and GE Commercial Distribution Finance Corporation, National City Bank, Bank of America, N.A. and PNC Bank, N.A. (the "Remaining Lenders") will continue to be Lenders under the Credit Agreement and the Loan Documents. The Lenders, their respective Commitments and their respective pro-rata shares of the Lenders immediately prior to the effectiveness of this Agreement is as set forth on Exhibit C.
                                                            -----------

     3.2.
     Upon the full and complete execution of this Agreement, the Administrative Agent shall arrange, and each Departing Lender and each Remaining Lender shall fully cooperate, in making or receiving, as directed by the Administrative Agent, wire transfers and fund transfers reasonably necessary to effectuate the pro-rate, shares set forth on Exhibit D. The Remaining Lenders (who shall be at
                               ---------
such time the Lenders), their respective Commitments and their respective pro-rata shares immediately after the effectiveness of this Agreement and after giving effect to the transactions described herein shall be as set forth on Exhibit D.

     3.3.
     Each Remaining Lender agrees that, to the extent it has purchased and assumed or be found to have purchased and assumed from any Departing Lender or any other Remaining Lender any interest in any Loan, the Loan Agreement and the Loan Documents, that it has purchased and assumed such interest, without recourse and without representation or warranty except as expressly set forth in this Section 3, and any such assignment by a Departing Lender or other Remaining Lender to a Remaining Lender shall be without recourse and without representation or warranty except as expressly set forth in this Section 3. Such purchase, assignment and assumption shall include that portion of any Departing Lender's or Remaining Lender's, as the case may be, obligations to fund unfunded Approvals,

     3.4.
     Each Departing Lender and each Remaining Lender represents and warrants that, immediately prior to the effectiveness of this Agreement, it is the legal and beneficial owner of its Loans and the interests being assigned hereby, and that such Loans and interest are free and clear of any adverse claim. Each
Departing Lender and each Remaining Lender, (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or any Covered Person, or the performance or observance by any Borrower or any Covered Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

     3.5.
     Each Departing Lender and each Remaining Lender confirms, covenants and agrees that it has received a copy of the Credit Agreement, the Loan Documents, together with copies of the Financial Statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement, and confirms and covenants that it has entered into this Agreement based on its own credit analysis and decision and without reliance upon any information provided by, or statement made by. Administrative Agent or any other Lender (including any Departing Lender and any Remaining Lender).

     3.6.
     Each Remaining Lender (i) confirms, covenants and agrees that it will, independently and without reliance upon the Administrative Agent, any Departing Lender or any Remaining Lender or any other Lender a party to the Loan Agreement from time to time and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in talcing or not taking action under the Credit Agreement; (ii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iii) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Leader; and (iv) promptly provide to Administrative Agent any U.S. Internal Revenue Service or other forms required under the Credit
Agreement. Each Remaining' Lender and each Departing Lender stall promptly following the effectiveness of this Agreement, send to Administrative Agent (such address being, David J Wolterink, 3330 Cumberland Blvd., Atlanta, Georgia 30339) by overnight delivery service the original Notes held by it marked "Cancelled" and authorizes Administrative Agent and its representatives and counsel to mark such Notes "Cancelled".

4.     AMENDMENTS. The Loan Agreement is hereby amended as follows:

     4.1. REQUIRED LENDERS. Section 2.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

     "2.5. REFERENCES TO REQUIRED LENDERS. The words "Required Lenders" means any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 69.0000% (subject to the terms of Section 7.5)."

     4.2. REVOLVING LOANS AGGREGATE AMOUNT Section 3.1.1 of the Loan Agreement is deleted and replaced with the following:

     "3.1.1.  AGGREGATE  AMOUNT. Subject  to  the  limitations in Section 3.1.2,
     Section 3.6 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender's pro-rata share (as listed on Exhibit 3 hereto) of an "Aggregate Revolving Loan Commitment" that is initially Eighty Million Dollars ($80,000,000), but which may decrease from time to time as provided herein, minus the outstanding amount of the Swingline Loans and minus the outstanding amount of the Aggregate Floorplan Loans made and outstanding Approvals granted due to any unused portion of the Aggregate Revolving Loan Facility as provided in Section 3.2.1, by funding such Lender's pro-rata share of Revolving Loan Advances made from time to time by Administrative
     Agent as provided herein. Subject to the limitations in Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be reborrowed through Revolving Loan Advances. Each Lender's Revolving Loan Commitment is its pro-rata share of the Aggregate Revolving Loan Commitment. Upon any reduction of the Aggregate Revolving Loan Commitment permitted in this Agreement, each Lender's
     Revolving Loan Commitment will automatically reduce by such Lender's pro-rata share of such reduction of the Aggregate Revolving Loan Commitment."

     4.3. LIMITATIONS ON REVOLVING LOAN ADVANCES. Section 3.1.2 of the Loan Agreement is deleted and replaced with the following:

     "3.1.2. LIMITATION ON REVOLVING LOAN, No Revolving Loan Advance will be made which would result in either: (i) the Aggregate Revolving Loan exceeding the Maximum Available Amount; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit No Revolving Loan Advance will be made on or after the Revolving Loan Maturity Date. Lenders may, However, in their absolute discretion make such Revolving Loan Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount or the Total Aggregate Facility Limit and shall not be obligated to make any such Revolving Loan Advances thereafter. At any time that there is an Existing Default, the Aggregate Revolving Loan Commitment may be canceled as provided in Section 16.3. The "Maximum Available Amount" (which can be a negative number) on any date shall be a Dollar amount equal to the lesser of (i) (A) the amount of the Aggregate Revolving Loan Commitment minus (B) the outstanding amount of the Aggregate Floorplan Loans made and outstanding Approvals granted due to any unused portion of the Aggregate Revolving Loan Facility as provided in Section 3.2.1, minus (C) the outstanding amount of the Swingline Loans, and (ii) the Borrowing Base on such date, minus (ii) the sum of (a) the Swingline Loan, and (b) the Floorplan Shortfall, and (c) the Letter of Credit Exposure on such date (except to the extent that a Revolving Loan Advance will be used immediately to reimburse Letter of Credit Issuer for unrermbursed draws on a Letter of Credit). Notwithstanding anything contained in this Agreement to the contrary, at no time may the Aggregate Revolving Loans, Swingline Loans and the Letter of Credit Exposure exceed Total Aggregate Facility Limit"

     4.4. LIMITATIONS ON REVOLVING LOAN ADVANCES. Section 3.1.2 of the Loan Agreement is deleted and replaced with the following:

     "3.2.1. FLOORPLAN LOAN FACILITY GENERALLY. Each Lender shall, subject to the terms and limitations in this Section 3.2, Section 3.6, and elsewhere herein, make available to Borrower such Lender's pro-rata share (as listed on Exhibit 3 hereto) of an "Aggregate Floorplan Loan Facility" that is (A) Eighty Million Dollars ($80,000,000) plus, if applicable, (B) at any time, the unused portion of the Aggregate Revolving Loan Facility, by funding such Lender's pro-rata share thereof as provided for herein. Each Lender's Floorplan Loan Facility is its pro-rata share of the Aggregate Floorplan Loan Facility. All Floorplan Loan Advances and Interim Floorplan Loan Advances will be made directly to approved Vendors and not to the Borrower. No Floorplan Loan Advance will be made which would result in, either: (i) the sum of the Aggregate Floorplan Loan, the Interim Floorplan Loan, and all unfunded Approvals, exceeding Total Aggregate Facility Limit; or (ii) the Lenders' Exposure exceeding the Total Aggregate Facility Limit Subject to the terms of this Agreement, payments and prepayments that are applied to reduce the Aggregate Floorplan Loan may be re-borrowed through subsequent Floorplan Loan Advances, subject to the terms and conditions of this Agreement and the Loan Documents. The Aggregate Floorplan Loan Facility is not a commitment to lend or advance funds but is a discretionary facility. From and after the date on which the Administrative Agent has actual knowledge of an Event of Default under
     Section 16.1.1 or under Section 16.1.12, no further Approvals will be issued and except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made. From and after the date on which Administrative Agent has actual knowledge of any other Event of Default, no further Approvals will be issued if the - Administrative Agent so chooses in its discretion to no longer issue Approvals or if the Required Lenders direct the Administrative Agent to no longer issue Approvals, and except with respect to existing unfunded Approvals, no further Floorplan Loan Advances shall be made."


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
     4.5. TOTAL AGGREGATE FACILITY LIMIT Section 3.6 of the Loan Agreement is deleted and replaced with the following:

     "3.6. TOTAL AGGREGATE FACILITY LIMIT. Notwithstanding the Commitments herein or anything else contained in this Agreement or any of the other Loan Documents to the contrary, Borrower,, Administrative Agent and each Lender acknowledge and agree that at no time shall the Aggregate Revolving Loan, the Swingline Loan, the Aggregate Floorplan Loan, the Interim Floorplan Loan, the Letter of Credit Exposure and all unfunded Approvals, exceed One Hundred Million Dollars ($100,000,000) in the aggregate (the "Total Aggregate Facility Limit")."

     4.6. PRIME INCREMENTS AND LIBOR INCREMENTS. The table in Section 4.8 of the Loan Agreement is deleted and replaced with the following:

----------------------------------------------------------------------------------------------------------
"TOTAL FUNDED                         REVOLVING LOANS   FLOORPLAN LOANS      BASE RATE        BASE RATE
INDEBTEDNESS TO EBITDA                 AND SWINGLINE         LIBOR         INCREMENT FOR    INCREMENT FOR
                                        LOANS LIBOR        INCREMENT         REVOLVING        FLOORPLAN
                                         INCREMENT                           LOANS AND          LOANS
                                                                          SWINGLINE LOANS
------------------------------------  ----------------  ----------------  ----------------  --------------
less than or equal to                            2.75%             1.50%             0.25%          -1.50%
2,75:1.00 but greater than
2.50:1.00
------------------------------------  ----------------  ----------------  ----------------  --------------
less than or equal to                            2.50%             1.50%             0.00%          -1.50%
2.50:1.00 but greater than
2.00:1.00
------------------------------------  ----------------  ----------------  ----------------  --------------
(A) less than or equal                           2.25%             1.50%            -0.25%          -1.50%
2.00:1.00 but greater than or
equal to 1.00:1.00 OR (B) less
than 1.00:1.00 and Borrower's
quarterly volume for the
preceding quarter for the
Floorplan Loan Facility is less
than $30,000,000
------------------------------------  ----------------  ----------------  ----------------  --------------
(i) less than 1.00:1.00 AND(ii)                  2.00%             1.50%             -.50%        -1.50%"
Borrower's    quarterly volume
for   the   preceding quarter   for
the   Floorplan Loan Facility is
greater than or equal to $3
0,000,000
----------------------------------------------------------------------------------------------------------

     4.7. MATURITY. Section 6.2.1.3 of the Loan Agreement is deleted and replaced with the following:

     "6.1.2.3. MATURITY. Borrower shall repay the entire amount of the Aggregate Revolving Loan on June 25, 2008 and Borrower shall repay the entire amount of the Swingline Loan on demand, or if no demand is made, on June 25, 2008, and plus at such time, payment of cash collateral satisfactory to Administrative Agent as security for Borrower's obligation to reimburse the Letter of Credit Issuer for 105% of all draws and expenses under all outstanding Letters of Credit,

     Borrower shall repay the entire amount of the Aggregate Floorplan Loan and the Interim Floorplan Loan on the date as provided in Section 3.2.7 or specified elsewhere in. this Agreement or if no demand is made as set forth in Section 3.2.7 or elsewhere in this Agreement, then on June 25, 2008 (such date being, the "Floorplan Loan Maturity Date"), plus cash collateral equal to 100% of any unfunded Approvals, in which case such Approvals shall he otherwise paid in accordance with the applicable Statements of Transaction."

     4.8,     MANDATORY PAYMENTS. The following sentence is added to the end of
Section 6.3.2. of the Loan Agreement:

     "In addition, on any date that the sum of the Aggregate Revolving Loans, the Swingline Loans, the Aggregate Floorplan Loans, the Interim Floorplan Loans, the Letter of Credit Exposure and the Floorplan Shortfall exceeds the Borrowing Base plus the Floorplan Inventory Value, then the Borrower shall immediately make a payment of the amount of such excess to the Administrative Agent."

     4.9. ASSIGNMENTS AT THE DIRECTION OF THE BORROWING AGENT OR THE ADMINISTRATIVE AGENT A new Section 18.4.8 is hereby added to the Loan Agreement as follows:

     "18.4.8. ASSIGNMENTS AT THE DIRECTION OF THE BORROWING AGENT OR THE ADMINISTRATIVE AGENT. Notwithstanding anything contained herein to the contrary, (i) if a Lender fails, refuses or otherwise does not consent to any amendment, modification, waiver or restatement of this Agreement or any Loan Document, then the Borrowing Agent in consultation with the Administrative Agent or the Administrative Agent may require, at any time within ninety (90) days following such failure or refusal, that such Lender sell and assign (pursuant to the form Assignment and Acceptance Agreement attached hereto) to the Administrative Agent, another Lender, another financial institutional acceptable to Administrative Agent, on no less than five (5) Business Days prior written notice, at par, all of its Commitments and outstanding Loans, and (ii) at any time, the Administrative Agent may require that one or more Lenders (including all Lenders) sell and assign (pursuant to the form Assignment and Acceptance Agreement attached hereto) to the Administrative Agent, another Lender, or another financial institutional acceptable to Administrative Agent, on no less than 20 days prior written notice, at par, all of its Commitments and outstanding Loans."

5. REPRESENTATIONS AND WARRANTIES OF BORROWER. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) such Borrower's execution of this Agreement has been duly authorized by all requisite action of such Borrower; (ii) no consents are necessary from any third parries for such Borrower's execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the disclosure schedule attached to the Loan Agreement and attached hereto as Exhibit B, all of the representations and warranties contained in Section 11 of
----------
the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Existing Default.

6. CUSTOMER IDENTIFICATION - USA PATRIOT ACT NOTICE. Administrative Agent and each Lender hereby notifies the Borrowers and each other Covered Person that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (as amended from tune to time
(including any successor statute) and together with all rules promulgated thereunder, collectively, the

"Act"), it is required to obtain, verify and record information that identifies the Borrowers and each other Covered Person, which information includes the name and address of the Borrowers and each other Covered Person and other information that will allow Administrative Agent and each Lender to identify the Borrowers and each other Covered Person in accordance with the Act.

7. REAFFIRMATION. Each Borrower hereby represents, warrants, acknowledges and confirms that (i) except as specifically modified by the terms of this Agreement, the Loan Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) such Borrower has no defense to its obligations under the Loan Agreement and the other Loan Documents, and the Loan Obligations are due and owing to the Administrative Agent and the Lenders without setoff or counterclaim, (iii) the Security Interests of the Administrative Agent (held for the ratable benefit of the Lenders) under the Security Documents secure all the Loan Obligations, are reaffirmed in all respects, continue in full force and effect, have the same priority as before this Agreement, and are not impaired or extinguished in any respect by this Agreement, and (iv) such Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever. Until the Loan Obligations are paid in full in cash and all obligations and liabilities of each Borrower under this Agreement and the Loan Documents are performed and paid in full in cash, each Borrower agrees and covenants that they are respectively bound by the covenants and agreements set forth in the Loan Agreement, Loan Document and in this Agreement. The Borrowers hereby ratify and confirm the Loan Obligations. This Agreement does not create or constitute, and is not, a novation of the Loan Agreement and the other Loan Documents.

8. RELEASE. As a material part of the consideration for Administrative Agent and each Lender (including, each Remaining Lender and each Departing Lender) entering into this Agreement, each Borrower, jointly and severally, for themselves and their officers, directors, employees and agents (collectively "Releasor") hereby forever releases, forever waives and forever discharges Administrative Agent, each Lender (including, each Remaining Lender and each Departing Lender), and Administrative Agent's and each Lender's (including, each Remaining Lender's and each Departing Lender's) predecessors, successors, assigns, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, parent corporations, subsidiaries, and affiliates (hereinafter all of the above collectively referred to as "Administrative Agent and Lender Group"), jointly and severally, from any and all claims, counterclaims, demands, damages, debts, agreements, covenants, suits, contracts, obligations, liabilities, accounts, offsets, rights, actions, and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, and whether arising under, arising in connection with, or arising from, the Loan Agreement, and the other Loan Documents or otherwise, whether presently possessed or possessed in the future, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether presently accrued or to accrue hereafter, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which Releasor may have or claim to, have against any of Administrative Agent and Lender Group.

9. GOVERNING LAW. This Agreement has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

10. SECTION TITLES. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

11. FEES AND EXPENSES. Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Agreement.

12. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

13. INCORPORATION BY REFERENCE. Administrative Agent, the Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference. This Agreement is a Loan Document.

14.     NOTICE-INSURANCE.
The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

15.     NOTICE-ORAL COMMITMENTS NOT ENFORCEABLE.
The following notice is given pursuant to Sections 432.045 and 432.047 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.


POMEROY IT SOLUTIONS, INC.
(FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES, INC.,
AS SUCCESSOR BY MERGER WITH VAL TECH COMPUTER SYSTEMS, INC.)

By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


POMEROY SELECT INTEGRATION SOLUTIONS, INC.

By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


POMEROY SELECT ADVISORY SERVICES, LLC
(FORMERLY,PRIOR TO CONVERSION, POMEROY SELECT ADVISORY SERVICES, INC.)


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer

POMEROY IT SOLUTIONS SALES COMPANY, INC.
(FORMERLY KNOWN AS, POMEROY COMPUTER RESOURCES SALES COMPANY, INC.,
AND AS SUCCESSOR BY MERGER WITH THELINC, LLC AND AS SUCCESSOR BY MERGER WITH MICROLOGIC BUSINESS SYSTEMS OF K.C., LLC)


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer

POMEROY COMPUTER RESOURCES HOLDING COMPANY, INC.

By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


        {remainder of page intentionally left blank; signatures continue}

POMEROY COMPUTER RESOURCES OPERATIONS, LLP

By: Pomeroy Computer Resources, Inc., its partner

By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


PCR HOLDINGS, INC.
(FORMERLY KNOWN AS, TECHNOLOGY INTEGRATION FINANCIAL SERVICES, INC.)


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


PCR PROPERTIES, LLC
(FORMERLY, PRIOR TO CONVERSION, PCR PROPERTIES, INC.,
AND PRIOR TO SUCH CONVERSION, FORMERLY KNOWN AS, T.I.F.S. ADVISORY SERVICES,
INC.)


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


ALTERNATIVE RESOURCES CORPORATION
(AS SUCCESSOR BY MERGER WITH POMEROY ACQUISITION SUB, INC.)


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


ARC SERVICE, INC.


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer

        {remainder of page intentionally left blank; signatures continue}

ARC STAFFING MANAGEMENT LLC


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


ARC SHARED SERVICES LLC


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


ARC TECHNOLOGY MANAGEMENT LLC


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


ARC SOLUTIONS, INC.


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer


ARC MIDHOLDING, INC.


By:  /s/ Kevin Gregory
     ------------------------------
     Kevin Gregory
     Senior Vice President & Chief Financial Officer

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Leader

By: /s/ David Mintert
   --------------------------------
Name: David Mintert
Title: Vice President-Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., as  a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title
      -----------------------------

NATIONAL CITY BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

PNC BANK, N.A., as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

UPS CAPITAL CORPORATION, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

BANK OF AMERICA, N.A., as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

AMSOUTH BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                               {end of signatures}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   --------------------------------
Name: David Mintert
Title: Vice President-Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, INC, as a Lender

By: /s/ Thomas J. Fisher
    -------------------------------
Name: Thomas J. Fisher
      -----------------------------
Title: Vice President
       ----------------------------

NATIONAL CITY BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

PNC BANK, N A ., as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title
      -----------------------------

UPS CAPITAL CORPORATION, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

BANK OF AMERICA, N A, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

AMSOUTH BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                               {end of signatures}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   --------------------------------
Name: David Mintert
Title: Vice President - Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, ING,, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

NATIONAL CITY BANK, as a Lender

By: /s/ Daniel R. Davis
    -------------------------------
Name: Daniel R. Davis
      -----------------------------
Title: Sr.  Vice President
       ----------------------------

PNC BANK, N.A., as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

UPS CAPITAL CORPORATION, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

BANK OF AMERICA, NA, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

AMSOUTH BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                               {end of signatures}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   --------------------------------
Name: David Mintert
Title: Vice President-Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

NATIONAL CITY BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


PNC BANK, N.A., as a Lender

By: /s/ Bruce J. Mettel
    -------------------------------
Name: Bruce J. Mettel
      -----------------------------
Title: Vice President
       ----------------------------

UPS CAPITAL CORPORATION, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

BANK OF AMERICA, N.A., as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


AMSOUTH BANK, as a Lender

By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                               {end of signatures}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   --------------------------------
Name: David Mintert
Title: Vice President-Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

NATIONAL CITY BANK, as a Lender

By:
Name:
Title:

PNC BANK, N. A,., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

UPS CAPITAL CORPORATION, as a Lender

By: /s/ John P. Holloway
    ---------------------------------
Name: John P. Holloway
       ------------------------------
Title: Director, Portfolio Management
       ------------------------------

BANK OF AMERICA, N.A., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

AMSOUTH BANK, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                               {end of signatures)

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   ----------------------------------
Name: David Mintert
Title: Vice President-Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, INC., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

NATIONAL CITY BANK, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

PNC BANK, N.A., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

UPS CAPITAL CORPORATION, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

BANK OF AMERICA, N. A., as a Lender

By:/s/ Thomas C. Kilcrease, Jr.
   ----------------------------------
Name: Thomas C. Kilcrease, Jr.
      -------------------------------
Title: Senior Vice President
       ------------------------------

AMSOUTH BANK, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

                               {end of signatures}

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION formerly known as Deutsche Financial Services Corporation, as Administrative Agent and a Lender

By:
   ----------------------------------
Name: David Mintert
Title: Vice President-Operations

FIFTH THIRD BANK, NORTHERN KENTUCKY, INC, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

NATIONAL CITY BANK, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

PNC BANK, N.A., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

UPS CAPITAL CORPORATION, as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

BANK OF AMERICA, N.A., as a Lender

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------

AMSOUTH BANK, as a Lender

By: David A. Simmons
    ---------------------------------
Name: David A Simmons
      -------------------------------
Title: Senior Vice President
       ------------------------------

                               {end of signatures}

                                  AMSOUTH BANK
                                     is now
                                  REGIONS BANK

                                   EXHIBIT A
                                   ---------
                           DOCUMENTS AND REQUIREMENTS
                           --------------------------

1. Amendment No. 4 to Amended and Restated Credit Facilities Agreement executed by Borrower and each of the Lenders.

2. $20,000,000 Amended and Restated Swingline Note payable to GE Commercial Distribution Finance Corporation.

3. $40,000,000 Amended and Restated Note payable to GE Commercial Distribution Finance Corporation.

4.   $18,700,000  Amended  and  Restated  Note  payable  to  National City Bank.

5.   $18,700,000  Amended  and  Restated  Note  payable  to  PNC  Bank,  N.A.

6.   $12,600,000  Amended  and  Restated  Note  payable to Bank of America, N.A.

7.   Secretary's Certificate (certifying resolutions) for each of the following:

     a) Pomeroy IT Solutions, Inc. (formerly known as, Pomeroy Computer Resources, Inc., and as successor by merger with Val Tech Computer Systems, Inc.),
     b)   Pomeroy  Select  Integration  Solutions,  Inc.,
     c) Pomeroy IT Solutions Sales Company, Inc. (formerly known as, Pomeroy Computer Resources Sales Company, Inc., and as successor by merger with TheLinc, LLC and as successor by merger with Micrologic Business Systems of K.C., LLC),
     d)   Pomeroy  Computer  Resources  Holding  Company,  Inc.,
     e) PCR Holdings, Inc. (formerly known as, Technology Integration Financial Services, Inc.),
     f) Alternative Resources Corporation, a Delaware corporation (as successor by merger with Pomeroy Acquisition Sub, Inc.),
     g)   ARC  Service,  Inc.,  a  Delaware  corporation,
     h)   ARC  Solutions,  Inc.,  a  Delaware  corporation,  and
     i)   ARC  Midholding,  Inc.,  a  Delaware  corporation

8. Secretary's Certificate (certifying resolutions) for Pomeroy Computer Resources Operations, LLP

9.   Member's  Certificate  (certifying  resolutions)  for:
     a)   ARC  Staffing  Management  LLC,  a Delaware limited liability company,
     b)   ARC  Shared  Services  LLC,  a  Delaware  limited  liability  company,
     c)   ARC  Technology  Management LLC, a Delaware limited liability company,
     d) Pomeroy Staffing Solutions, LLC (formerly, prior to conversion, Pomeroy Select Advisory Services, Inc., and after conversion, formerly Pomeroy Select Advisory Services, LLC), and
     e) PCR Properties, LLC (formerly, prior to conversion, PCR Properties, Inc., and prior to such conversion, formerly known as, T.LF.S. Advisory Services, Inc.).

10. Good Standing Certificates for the following Covered Persons from, the following jurisdictions:
     a)   Pomeroy  IT  Solutions,  Inc.  from the Secretary of State of Delaware
     b) Pomeroy Select Integration Solutions, Inc. from Secretary of State of Delaware
     c)   Pomeroy  Staffing  Solutions,  LLC from Secretary of State of Delaware

     d) Pomeroy IT Solutions Sales Company, Inc. from Secretary of State of Delaware
     e) Pomeroy Computer Resources Holding Company, Inc. from Secretary of State of Delaware
     f) Pomeroy Computer Resources Operations, LLP from Secretary of State of Kentucky
     g)   PCR  Holdings,  Inc.  from  Secretary  of  State  of  Kentucky
     h)   PCR  Properties,  LLC  from  Secretary  of  State  of  Delaware
     i)   Alternative  Resources Corporation from Secretary of State of Delaware
     j)   ARC  Service,  Inc.  from  Secretary  of  State  of  Delaware
     k)   ARC  Staffing  Management  LLC  from  Secretary  of  State of Delaware
     I)   ARC  Shared  Services  LLC  from  Secretary  of  State  of  Delaware
     m)   ARC  Technology  Management  LLC  from  Secretary of State of Delaware
     n)   ARC  Solutions,  Inc.  from  Secretary  of  State  of  Delaware
     o)   ARC  Midholding,  Inc.  from  Secretary  of  Slate  of  Delaware

11.  Payment  of  $50,000  (the  "Fourth  Amendment  Fee").

                                    Exhibit B
                                    ---------

                        Supplemental Disclosure Schedule
                        --------------------------------

                                      NONE

                                   EXHIBIT C
                                   ---------


                    LENDERS' COMMITMENTS AND PRO-RATA SHARES
            IMMEDIATELY PRIOR TO THE EFFECTIVENESS OF THIS AGREEMENT

                 Subject to the Total Aggregate Facility Limit
                 ---------------------------------------------

-------------------------------------------------------------------------------------
                                            REVOLVING
                                              LOAN          FLOORPLAN
                                             COMMIT-           LOAN        PRO-RATA
LENDER                      TOTALS            MENT           FACILITY       SHARES
----------------------  ---------------  ---------------  --------------  -----------

GE Commercial           $ 50,000,000.00  $ 33,333,333.00  $22,727,273.00   30.303030%
Distribution Finance
Corporation
----------------------  ---------------  ---------------  --------------  -----------
Fifth Third Bank          30,000,000.00    20,000,000.00   13,636,364.00   18.181818%
(Northern Kentucky)
----------------------  ---------------  ---------------  --------------  -----------
National City Bank        25,000,000.00    16,666,667.00   11,363,636.00   15.151515%
----------------------  ---------------  ---------------  --------------  -----------
PNC Bank, N.A.            25,000,000.00    16,666,667.00   11,363,636.00   15.151515%
----------------------  ---------------  ---------------  --------------  -----------
UPS Capital               15,000,000.00    10,000,000.00    6,818,182.00    9.090909%
Corporation
----------------------  ---------------  ---------------  --------------  -----------
Bank of America, N.A.     15,000,000.00    10,000,000.00    6,818,182.00    9.090909%
----------------------  ---------------  ---------------  --------------  -----------
AmSouth Bank               5,000,000.00     3,333,333.00    2.272,727.00    3.030303%
----------------------  ---------------  ---------------  --------------  -----------
AGGREGATES              $165,000,000.00  $110,000,000.00  $75,000,000.00  100.000000%
-------------------------------------------------------------------------------------

                                   EXHIBIT D
                                   ---------

                    LENDERS' COMMITMENTS AND PRO-RATA SHARES
               FROM AND AFTER THE EFFECTIVENESS OF THIS AGREEMENT


                 SUBJECT TO THE TOTAL AGGREGATE FACILITY LIMIT
                 ---------------------------------------------

-----------------------------------------------------------------------------------
                                          REVOLVING
                                             LOAN         FLOORPLAN
                                           COMMIT-           LOAN        PRO-RATA
LENDER                     TOTALS            MENT          FACILITY       SHARES
---------------------  ---------------  --------------  --------------  -----------
GE Commercial          $ 50,000,000.00  $40,000,000.00  $40,000,000.00   50.000000%
Distribution Finance
Corporation
---------------------  ---------------  --------------  --------------  -----------
National City Bank     $ 18,700,000.00  $14,960,000.00  $14,960,000.00   18.700000%
---------------------  ---------------  --------------  --------------  -----------
PNC Bank, N.A.         $ 18,700,000.00  $14,960,000.00  $14,960,000.00   18.700000%
---------------------  ---------------  --------------  --------------  -----------
Bank of America, N.A.  $ 12,600,000.00  $10,080,000.00  $10,080,000.00   12.600000%
---------------------  ---------------  --------------  --------------  -----------
AGGREGATES             $100,000,000.00  $80,000,000.00  $80,000,000.00  100.000000%
-----------------------------------------------------------------------------------